SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2003


                            CPI AEROSTRUCTURES, INC.
               (Exact Name of Registrant as Specified in Charter)



       New York                    1-11398                 11-2520310
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(State or Other Jurisdiction    (Commission                (IRS Employer
    of Incorporation)           File Number)               Identification No.)




200A Executive Drive, Edgewood, New York                    11717
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code    (631) 586-5200
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                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits:

               99.1 Press Release, dated July 31, 2003 announcing June 30, 2003 financial results.

Item 12.  Results of Operations and Financial Condition.

          The following information is being provided under Item 12:

          On July 31, 2003, CPI Aerostructures, Inc. issued a press release discussing its financial results for the second quarter ended June 30, 2003. The press release is included as Exhibit 99.1 hereto.



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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   August 4, 2003               CPI AEROSTRUCTURES, INC.



                                      By:      /s/ Edward J. Fred
                                               ____________________________
                                               Edward J. Fred
                                               Chief Executive Officer




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